UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2007

Alesco Financial Inc.

(formerly Sunset Financial Resources, Inc.)

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Cira Centre

2929 Arch Street, 17th Floor

Philadelphia, Pennsylvania  19104

(Address of principal executive offices) (Zip Code)

(215) 701-9555

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2007, Alesco Financial Inc. (the “Company”) issued, pursuant to the Company’s 2006 Long Term Incentive Plan, as amended (the “Plan”), shares of restricted stock (the “Restricted Shares”) to the following directors and officers of the Company (each a “Grantee”) in the amount set forth opposite their names below:

Daniel G. Cohen (Director and Executive Chairman)	280,000
James J. McEntee, III (Director, President and Chief Executive Officer)	140,000
John J. Longino (Chief Financial Officer)	80,000
Shami Patel (Chief Operating Officer & Chief Investment Officer)	60,000
Christian M. Carr (Chief Accounting Officer)	15,000

The Restricted Shares represent the right to receive an equivalent number of shares of the Company’s common stock if and when the Restricted Shares vest. The restrictions on the Restricted Shares of each Grantee expire, pro rata, on the last day of each 3-month period commencing on July 31, 2007 and ending on April 30, 2010.

Grantees shall not be permitted to sell, transfer, pledge, anticipate, alienate, encumber or assign the Restricted Shares; provided, however, that the Grantee may transfer the Restricted Shares to a trust established for the sole benefit of the Grantee’s immediate family so long as, prior to such transfer, such trust delivers a written instrument to the Company pursuant to which such trust agrees to be bound by the restrictions on the Restricted Shares to the same extent as the Grantee. If the Grantee voluntarily terminates his or her employment with the Company, or the Company terminates the Grantee’s employment for cause (as defined in the Plan), any unvested portion of the Restricted Shares will be forfeited automatically as of the date of termination of employment. Each Grantee shall have, in respect of his Restricted Shares, whether vested or unvested, all of the rights of a holder of common shares of the Company, including the right to vote the Restricted Shares and the right to receive dividends as and when such dividends are declared and paid by the Company (or as soon as practicable thereafter).

The Company’s Form of Restricted Stock Award Agreement is attached as Exhibit 10.7 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

10.1	Form of Restricted Stock Award Agreement (incorporated by reference to Exhibit 10.7 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed with the SEC on March 16, 2007).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALESCO FINANCIAL INC.

Date: May 30, 2007	By:	/s/ John J. Longino
John J. Longino
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Restricted Stock Award (incorporated by reference to Exhibit 10.7 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed with the SEC on March 16, 2007).

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